SUPPLEMENT DATED JUNE 12, 2023 TO THE APRIL 29, 2023 PROSPECTUS

OF RETIREMENT RESERVES

ISSUED BY EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY® (“EFILI”)

This supplement should be read, retained, and used in conjunction with the Retirement Reserves prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

In “APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT” the information relating to Morgan Stanley Emerging Markets Equity Portfolio is replaced with the following information:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.22%	-25.08%	-2.71%	0.59%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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